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                                                                   Exhibit 10.22


                                  CONFIDENTIAL

                          STRATEGIC ALLIANCE AGREEMENT

This STRATEGIC ALLIANCE AGREEMENT (the "Agreement") effective as of May 3, 2000 (the "Effective Date") is made by and between Genaissance Pharmaceuticals, Inc. (hereinafter referred to as "GENAISSANCE"), a Delaware corporation having its principal place of business at Five Science Park, New Haven, Connecticut 06511 and Sequenom, Inc. (hereinafter referred to as "SEQUENOM") a Delaware corporation having its principal place of business at 11555 Sorrento Valley Road, San Diego, California 92121.

                                    RECITALS

WHEREAS, SEQUENOM has expertise in the development and utilization of mass spectrometry for biopolymer analysis, and expertise in biopolymer assay design (MassARRAY-TM- Assays), and more specifically, has developed SEQUENOM's proprietary MassARRAY-TM- technology for high-throughput DNA analysis (hereinafter "MassARRAY") and whereas SEQUENOM is building a database of variation in genes of commercial significance to the pharmaceutical industry;

WHEREAS, GENAISSANCE has expertise in discovering human genomic variation and in correlating such variation with clinical endpoints, and more specifically is building a database of such variation in genes of commercial significance to the pharmaceutical industry (ISOGENOMICS-TM- Database);

WHEREAS, GENAISSANCE desires to purchase certain MassARRAY Products (as hereinafter defined) from SEQUENOM to be used for GENAISSANCE's Internal Research Purposes (as hereinafter defined) and HAP-TM- Marker Genotyping Collaborations (as hereinafter defined), and also desires that SEQUENOM design MassARRAY Assays (as hereinafter defined) to be used in support of GENAISSANCE's Internal Research Purposes and HAP-TM- Marker Genotyping Collaborations;

WHEREAS, SEQUENOM is willing to supply MassARRAY Products and to design MassARRAY Assays for GENAISSANCE for its Internal Research Purposes and HAP-TM-Marker Genotyping Collaborations in accordance with the terms and conditions set forth in this Agreement;

WHEREAS, SEQUENOM AND GENAISSANCE wish to collaborate in developing MassARRAY technology for use in clinical trials and clinical genetic tests and wish to collaborate in marketing each others products and services;

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, GENAISSANCE and SEQUENOM (each a "party" or collectively the "parties") agree as follows:


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                             ARTICLE 1. DEFINITIONS

1.1 "Affiliate" shall mean with respect to either party, a person or entity, including without limiting the generality of the foregoing, organizations, corporations, partnerships and joint ventures, that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such person or entity. "Control" (and, with correlative meanings, the term "controlled by" and "under common control with") means the possession of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting stock, by contract or otherwise. In the case of a corporation, "control" shall mean, among other things, the direct or indirect ownership of fifty percent (50%) or more of its outstanding voting stock.

1.1 "Commercial Genotyping Services" shall mean performing genotyping services in conjunction with a clinical diagnostic test to detect known disease mutations or known prognostic polymorphisms or performing genotyping services on a direct fee for service basis. For purposes of this Agreement, the parties agree that performance of genotyping by GENAISSANCE for Internal Research Purposes and for HAP-TM- Marker Genotyping Collaborations is excepted and not considered Commercial Genotyping Services under this definition.

1.3 DecoGen-TM- Software shall mean GENAISSANCE's software which is designed to curate, collate and mine IN SILICO gene variation data and which contains algorithms for building haplotypes from SNPs and for identifying associations between genetic polymorphisms and phenotypes.

1.4 "Element" shall mean the SpectroCHIP-TM- technology, and the Reaction Components B, as set forth in Appendix B, required for the MassARRAY System to produce a mass spectrum from the reaction products located at a single defined area (a.k.a. "Position") located on the SpectroCHIP,
         ***********************************************************************
         ***********************************************************************
         ************************************* By way of example, for the 96-D
         SpectroCHIP, each SpectroCHIP contains ninety six (96) Positions, so that for the MassARRAY System processing a SpectroCHIP that has a biopolymer sample ******************************, ninety six (96)
         Elements are used and consumed under this definition.

1.5 "Field of Use" shall mean Internal Research Purposes and HAP-TM- Marker Genotyping Collaborations. Commercial Genotyping Services are specifically excluded from the Field of Use.

1.6 "GENAISSANCE Know-How" shall mean any and all proprietary data, information, know-how, inventions, trade secrets, copyrights, regulatory submissions or other intellectual property of any kind, other than Patent Rights, owned or controlled by GENAISSANCE as of the Effective Date or during the term of this Agreement.


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                                  CONFIDENTIAL

1.1 "Genolyzer-TM- Software" or "SpectroTYPER-TM- Software" shall mean SEQUENOM's software used in conjunction with the MassARRAY System to generate and store genotyping data, including sequences of primers used to detect SNPs, the nucleotides being detected, the mass spectrometry data relating to extension of such primers, and the genotypes generated from such data.

1.8 "HAP-TM- Marker Genotyping Collaborations" shall mean GENAISSANCE's in-house genotyping of SNPs pursuant to an agreement or collaboration with a third party, in which such genotyping is performed for the sole purposes of discovering, testing, confirming, or validating a SNP Association, including within the context of a clinical trial, and providing information to the third party regarding such association.

1.9 "HAP-TM- Marker Genotyping Collaborator" shall mean a third party, including but not limited to any pharmaceutical or biotechnology company, or any academic or nonprofit institution, for which GENAISSANCE performs genotyping for the purposes described in section 1.8.

1.10 "Internal Research Purposes" shall mean purposes and activities within GENAISSANCE that are limited to research and development. Internal Research Purposes includes SNP validation for GENAISSANCE's in-house disease specific projects. Internal Research Purposes does not mean and is not meant to include activities performed under grant money, funding, and non-funding arrangements with third party companies, enterprises, or institutions (for example, but not limited to pharmaceutical research or manufacturing organizations) under which results, products, or information from such activities are to be provided to the third party. Internal Research Purposes does not mean and does not include HAP-TM- Marker Genotyping Collaborations and does not mean and does not include Commercial Genotyping Services.

1.11 "MassARRAY Assay" or "Assay" shall mean an assay designed by SEQUENOM at the request of GENAISSANCE for the purpose of genotyping a particular Proprietary SNP or Non-proprietary SNP and to be used with the multi-step process described in Appendix C hereto, and such Assay shall include the nucleotide sequences of the amplification and extension primers, as well as allele-specific mass values, that are necessary for performing the Assay. For purposes of this Agreement, the parties agree that "MassARRAY Assays" shall mean all Assays which are designed by SEQUENOM at the request of GENAISSANCE after the Effective Date of this Agreement, as well as all Assays which were designed by SEQUENOM at the request of GENAISSANCE prior to the Effective Date of this Agreement for the SNPs listed in Appendix H hereto.

1.12 "MassARRAY Products" shall mean the MassARRAY System (as described and defined in Appendix A hereto, and as developed pursuant to sections
         2.9.1 and 2.9.2) and the MassARRAY Kit (as described and defined in Appendix B hereto).

1.13 "MassEXTEND-TM- Methods and Processes" shall mean the MassEXTEND-TM- Reaction as described and defined in Appendix C hereto and which is claimed under Patent Rights


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                                  CONFIDENTIAL

         including United States Patent Application Serial No. ********* and foreign equivalents thereof.

1.1 "Non-proprietary SNP" shall mean a SNP that is not claimed under Patent Rights of GENAISSANCE or a HAP-TM- Marker Genotyping Collaborator and that is not Confidential Information of GENAISSANCE or a HAP-TM- Marker Genotyping Collaborator.

1.15     "Patent Rights" shall mean ownership of or exclusive license rights to
         (i) any United States or foreign patent application, (ii) any issued United States patent or foreign patent and (iii) any continuation, continuation-in-part, divisional, reissue, re-examination, renewal, substitution, addition, extension, supplementary protection certificate or foreign counterpart thereof of any of the foregoing.

1.16     ***********************************************************************
         *****************************************************

1.17 "Proprietary SNP" shall mean a SNP that is claimed under Patent Rights of GENAISSANCE or a HAP-TM- Marker Genotyping Collaborator or that is Confidential Information of GENAISSANCE or a HAP-TM- Marker Genotyping Collaborator.

1.18 "SEQUENOM Know-How" shall mean any and all proprietary data, information, know-how, inventions, trade secrets, copyrights, regulatory submissions or other intellectual property of any kind, other than Patent Rights, owned or controlled by SEQUENOM as of the Effective Date or during the term of this Agreement.

1.19     "SNP" shall mean a single nucleotide polymorphism.

1.20 "SNP Association" shall mean an association between one or more SNPs and a phenotype, including but not limited to the presence of, or susceptibility for, any disease or condition in humans, or response to a drug, where such association is discovered using MassARRAY Assays in the Field of Use.

                 ARTICLE 2. PURCHASING, ORDERS AND COLLABORATION

2.1 GENAISSANCE agrees to purchase MassARRAY Products as identified in Appendices A and B, and SEQUENOM agrees to sell and deliver MassARRAY Products to GENAISSANCE. Such purchase, sale, and delivery shall be under the terms of this Agreement.

2.2
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************


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         ***********************************************************************
         ************.

2.3 GENAISSANCE agrees to use MassARRAY Products as its preferred genotyping technology as long as MassARRAY Products remain competitive with alternative genotyping technologies in terms of the following criteria: (i) cost per assay; (ii) high-throughput capacity; (iii) accuracy; and (iv) consistency with industry or regulatory standards. GENAISSANCE shall notify SEQUENOM if it considers that MassARRAY Products are no longer competitive with an alternative genotyping technology. In such a case, GENAISSANCE agrees to inform SEQUENOM of the specific reasons why GENAISSANCE believes the MassARRAY Products are not competitive and will, in good faith, provide SEQUENOM with an opportunity to address these reasons and an opportunity to better meet GENAISSANCE's needs.

2.4 This Agreement contains the exclusive terms and conditions which apply to all purchases of MassARRAY Products, notwithstanding any acknowledgment or other business forms ("forms" meaning and including GENAISSANCE purchase orders) transmitted by SEQUENOM or GENAISSANCE. All orders for MassARRAY Products must reference this Agreement and all SEQUENOM and GENAISSANCE acknowledgments and transmittals will reference this Agreement and the applicable GENAISSANCE purchase order.

2.5      All orders for MassARRAY Products must specify delivery within ninety
         (90) days from the order date. All orders are subject to acceptance by SEQUENOM and to product availability. All orders accepted by SEQUENOM are firm and non-cancelable and SEQUENOM shall use its best efforts to fill such orders within ninety (90) days from the order date.

2.6 This Agreement does not constitute a purchase order. Purchases hereunder shall be made utilizing GENAISSANCE's written purchase orders issued by GENAISSANCE.

2.7 GENAISSANCE will use its best efforts to supply SEQUENOM with a forecast of its intended purchases on at least a quarterly basis, and SEQUENOM shall advise GENAISSANCE within ten (10) business days of its ability to meet such forecast. If SEQUENOM advises that it can meet such forecast and SEQUENOM subsequently determines that it will be unable to meet such forecast, SEQUENOM shall inform GENAISSANCE within five (5) business days of its inability to meet such forecast and the parties will discuss alternative solutions for meeting the forecast. SEQUENOM shall use its best efforts to meet any forecast for which it advised GENAISSANCE that it would meet.

2.8 When requested by GENAISSANCE, SEQUENOM agrees to design MassARRAY Assays to be used by GENAISSANCE as set forth in Article 5 below. GENAISSANCE shall request a group of MassARRAY Assays at a time, with the number of assays in such group to be mutually agreed upon, and shall provide SEQUENOM with the identity of, known alleles of, and local sequence information surrounding the SNPs to be


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                                  CONFIDENTIAL

         genotyped with the MassARRAY Assays. SEQUENOM agrees to advise GENAISSANCE, within five (5) business days of receipt of such request, the expected delivery date for the group of MassARRAY Assays and shall use its best efforts to meet this date. Physical samples of primers in aliquot form and/or validation of a MassARRAY Assay will only be provided by SEQUENOM at GENAISSANCE's expense and subject to the agreement of and at a price to be determined by the parties. GENAISSANCE will be responsible for and bear all of the costs associated with purchasing and performing quality control experiments on all MassARRAY Assays that it uses or plans to use.

         2.8.1 SEQUENOM, at its option, shall have the right to terminate its obligation to design MassARRAY Assays at any time starting six
                  (6) months after the Effective Date of this Agreement PROVIDED THAT SEQUENOM shall provide GENAISSANCE with three (3) months advance notice of such termination.

2.9 SEQUENOM is interested in providing its customers with MassARRAY Products together with Standard Operating Procedures (hereinafter "SOPs") and validation materials that would assist its customers in establishing that a laboratory using such MassARRAY Products for performing high-throughput genotyping of SNPs in pharmacogenetic-based clinical trials is compliant with US regulatory standards as set forth in the Clinical Laboratory Improvement Amendments of 1988 ("CLIA"), and possibly other governmental regulatory standards. GENAISSANCE is also interested in using MassARRAY Products in conjunction with its DecoGen-TM- Software in a high-throughput genotyping facility that is compliant with all U.S. regulatory standards and has expertise in obtaining certification of such compliance. As a result, the parties agree as follows:

         2.9.1 The parties agree to collaborate to define and develop a standard configuration of a Moderate-Throughput MassARRAY System for use only within the Field of Use, including but not limited to, clinical molecular diagnostic laboratory uses within the Field of Use. This Moderate-Throughput MassARRAY System will be designed to process approximately ******************** assays per day. This Moderate-Throughput System will be purchased and used by GENAISSANCE only in the Field of Use after completion of satisfactory design, implementation and testing by the parties, and contingent upon the parties' mutual agreement on price and delivery schedule pursuant to section 4.2.

         2.9.2 The parties further agree to define and develop a standard configuration of a High-Throughput MassARRAY Facility for use only within the Field of Use, including but not limited to, clinical molecular diagnostic laboratory uses within the Field of Use. This High-Throughput MassARRAY Facility will be designed to process up to ************************** assays per day. The components of this High-Throughput Facility will be purchased and used by GENAISSANCE only in the Field of Use after completion of satisfactory design, implementation and testing by the parties and contingent upon the parties' mutual agreement on price and delivery schedule pursuant to section 4.2.


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                  2.9.3    GENAISSANCE agrees to collaborate with SEQUENOM to
                           define and develop a standard set of molecular genetic reagents (hereinafter "Reagents") and SOPs for use with the Reagents and each of the standard MassARRAY configurations developed pursuant to this section 2.9. The Reagents and SOPs will be designed to functionally validate the standard MassARRAY configurations as part of the process of certifying that a laboratory performing genotyping assays using one of the standard MassARRAY configurations defined herein is compliant with CLIA regulations for operation of clinical molecular genetics laboratories.

                           (a) The Reagents will include MassARRAY Assays for
                               genotyping a set of *** well characterized
                               Non-proprietary SNPs in a set of **************** DNA specimens. All of the DNA specimens will be derived from unrelated *************** samples that are available to research and diagnostic laboratories through the American Type Culture Collection (ATCC). SEQUENOM will design and retain ownership of the Assays PROVIDED THAT GENAISSANCE shall receive a ************, non-exclusive license, without the right to transfer or sublicense, to use such Assays in the Field of Use. GENAISSANCE will not provide any of these Reagents to SEQUENOM or third party laboratories. SEQUENOM may, at its discretion, choose to package any or all of these materials as a kit for sale and distribution to its customers.

                           (b) The SOPs will include detailed instructions for
                               performing the Assays using the Reagents with either the Moderate-Throughput MassARRAY System or the High-Throughput MassARRAY Facility in a manner consistent with CLIA regulations for operation of clinical molecular genetics laboratories. GENAISSANCE shall design and retain ownership of these SOPs, PROVIDED THAT SEQUENOM shall receive a ************, non-exclusive license to use and sell the SOPs, and shall have the right to sublicense the SOPs to customers of SEQUENOM for use in conjunction with one of the standard MassARRAY configurations designed pursuant to this Agreement. GENAISSANCE shall, at its sole discretion, have the right to modify the Reagents and SOPs for its internal use and such modifications will remain the Confidential Information of GENAISSANCE.

                           (c) The parties agree that neither party shall
                               guarantee or warrant performance of the Reagents and/or SOPs for use in obtaining certification that a laboratory is in compliance with CLIA regulations for operation of clinical molecular genetics laboratories or for any other purpose.

                  2.9.4 SEQUENOM agrees to provide GENAISSANCE with clear, understandable documentation regarding ************ ************************************************ to
                           the extent necessary to allow GENAISSANCE to define and produce data retrieval tools (hereinafter "Data Tools") for use with GENAISSANCE's DecoGen-TM-Software, electronic notebooks and any


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                           laboratory information management system selected by
                           GENAISSANCE. GENAISSANCE agrees that such documentation shall only be used to develop the Data Tools. GENAISSANCE shall retain complete title and ownership to such Data Tools with the right to license or transfer such Data Tools only to those HAP-TM- Marker GenotypiNG Collaborators that have a license from GENAISSANCE to use DecoGen-TM- Software and, under a separate license agreement with SEQUENOM, have a license to Genolyzer-TM- Software.

                  2.9.5 During the term of this Agreement, the parties agree to negotiate in good faith to extend the collaborations described in this section 2.9 to other configurations of MassARRAY technology and other SEQUENOM products that are currently under development or that may be developed in the future by SEQUENOM as well as to future versions of the DecoGen-TM- Software or other software developed by GENAISSANCE.

                  2.9.6 In the unlikely event that the parties can not agree on the definition of a standard MassARRAY configuration pursuant to section 2.9.1 or section 2.9.2, or specifications therefor, then SEQUENOM will use its best efforts to support alternative MassARRAY-based configurations and specifications installed at GENAISSANCE.

2.10 The parties each agree to recommend the other party's products and services to potential customers in the pharmaceutical, biotechnology, and agricultural markets, and refer publicly to one another as Strategic Partners. SEQUENOM will refer to GENAISSANCE as a provider of technology that connects genomic variation with clinical outcomes and GENAISSANCE will refer to SEQUENOM as its provider of high-throughput genotyping technology for use in genomic variation and clinical association studies. Each party will make available to the other party marketing and technical material, including non-proprietary data, to be incorporated into public lectures where appropriate. Each party will also make available a representative to present its respective technology in private meetings with third party potential customers, where it is determined that this will support the execution of a sale.

2.11 Within six months of executing this Agreement, the parties will mutually agree upon a collaborative marketing scheme, which shall include at least: (a) details of joint marketing tools (e.g. joint events, web site cross-linking); (b) a procedure to establish which party shall serve as `primary lead' when both parties independently enter into discussions with the same potential customer; and (c) financial incentives (e.g. royalties or `finder's fees'), if any, to be provided when one party secures new business for the other party.

2.12 Throughout the term of this Agreement, each party will designate a dedicated staff member as its Strategic Alliance Manager whose primary responsibility will be the successful implementation of this Agreement. SEQUENOM designates *************, Ph.D. as its initial Strategic Alliance Manager and GENAISSANCE designates Mark


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         Rabin, Ph.D. as its initial Strategic Alliance Manager. Each party agrees to notify the other party within ten (10) business days of a change in its Strategic Alliance Manager.

                 ARTICLE 3. DELIVERY, SHIPMENT AND RISK OF LOSS

3.1 Delivery of MassARRAY Products is subject to acceptance of the order by SEQUENOM and to product availability, and to SEQUENOM's lead times which may change from time to time.

3.2 SEQUENOM will ship according to SEQUENOM's standard commercial practice as described in Appendix D. Special packing or shipping instructions requested by GENAISSANCE must be agreed to by SEQUENOM in writing, and any charges will be billed to GENAISSANCE.

3.3 All shipments by SEQUENOM shall be FOB SEQUENOM's point of manufacture in the United States, PROVIDED THAT if SEQUENOM has a point of manufacture in Europe, then any shipments by SEQUENOM to GENAISSANCE's facilities in Europe shall be FOB SEQUENOM's point of manufacture in Europe. Title to and risk of loss for the MassARRAY Products shall pass to GENAISSANCE upon delivery by SEQUENOM to a carrier designated by GENAISSANCE or selected by SEQUENOM if GENAISSANCE does not designate a carrier.

                       ARTICLE 4. PRICE AND PAYMENT TERMS

4.1 MASSARRAY SYSTEM PRICE. SEQUENOM has delivered one MassARRAY System to GENAISSANCE which consisted of the items listed on GENAISSANCE's Purchase Order No. *****, which is attached as Appendix G hereto, and for which GENAISSANCE has agreed to ***********************************
         **************************************

4.2 GENAISSANCE agrees to purchase at ************* additional SpectroSCAN-TM- array mass spectrometers, as well as the accompanying components comprising one or both of the MassARRAY standard configurations developed pursuant to sections 2.9.1 and 2.9.2, the configuration, price, and delivery schedule of which to be mutually agreed upon by the parties, with the understanding that the price and delivery schedule shall reflect the ************************* of GENAISSANCE.

4.3 SEQUENOM agrees to upgrade, ************ to GENAISSANCE, the MassARRAY Systems purchased by GENAISSANCE pursuant to sections 4.1 and 4.2 to provide a capacity for simultaneously processing three hundred eighty four (384) samples through all steps in the Assay described in Appendix
         C. SEQUENOM agrees to perform such upgrade within ten (10) business days that such upgrade becomes commercially available and agrees that such upgrade shall include replacement of components of the MassARRAY Systems installed at GENAISSANCE if necessary to achieve such capacity.


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4.4      MASSARRAY KIT PRICE. Except as otherwise provided in this section 4.4 and section 4.5, the price of a MassARRAY Kit ************************* **********************. This price for the MassARRAY Kit is based upon a fee ***************************** per Element. This price is for the MassARRAY Kit set forth in Appendix B, each Kit including a ten (10) chip 384-D SpectroCHIP-TM- pack, wherein each SpectroCHIP-TM- chip contains three-hundred eighty four (384) Positions. Until the 384-D SpectroCHIP becomes available, SEQUENOM will sell GENAISSANCE MassARRAY Kits that include a ten (10) chip 96-D SpectroCHIP-TM- pack, wherein each SpectroCHIP-TM- chip contains ninety six (96) Positions, for a price ***************** ****************************. This price for
         MassARRAY Kits having the ten (10) chip 96-D SpectroCHIP-TM- pack is based upon the same fee ********************** ****** per Element. The parties agree that the price per Element set forth in this section 4.4 shall be reviewed every six months and shall be reduced if necessary to assure that GENAISSANCE receives ************************* as set forth in section 2.2. Should the parties agree to extend this Agreement beyond its three (3) year duration, SEQUENOM reserves the right to adjust the price for its MassARRAY Kits at its option, PROVIDED THAT the adjusted price shall reflect GENAISSANCE's **************** ***** as set forth in section 2.2. Payments for the MassARRAY Kits will be due thirty (30) days from the date of shipment. Upon shipment of MassARRAY Kits, SEQUENOM will submit an invoice reflecting an invoice number, date, remit to address, purchase order number, quantity ordered, unit price, and any applicable tax and shipping and handling charges. The configuration of the MassARRAY Kit may change and/or be improved from time to time and may or may not be accompanied by a change in purchase price, although the fees per Element agreed to will not increase during the three (3) year duration of this Agreement.

4.5 DISCOUNTED MASSARRAY KIT PRICING BASED UPON INCREASED CONSUMPTION. SEQUENOM agrees to charge GENAISSANCE a reduced Element fee other than that set forth under section 4.4 above, in the event and upon the condition that GENAISSANCE, during a twelve month calendar year, achieves Element consumption milestones as set forth below, according to a scale where the Element fee is reduced as consumption increases. For example, as shown in the table below, should GENAISSANCE consume between *************************************************************
         Elements in a given calendar year, GENAISSANCE will be charged an Element fee of ******************************* per Element rather than ************************** per Element as set forth under section 4.4. In such a case, GENAISSANCE will receive **************************** ***************************************, upon reaching such milestones, and ***************************************************.

         ----------------------------------------------------------------------
           ELEMENTS CONSUMED  ************ ************     ********
         ----------------------------------------------------------------------
           PER CALENDAR YEAR                                 *******
         ----------------------------------------------------------------------
           ELEMENT FEE            ****         ****           ****
         ----------------------------------------------------------------------


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4.6      MANNER OF PAYMENT. Payments to be made by GENAISSANCE to SEQUENOM under this Agreement shall be payable in United States dollars.


            ARTICLE 5. INTELLECTUAL PROPERTY AND LIMITED RIGHT TO USE

5.1 By this Agreement, and subject to the terms and conditions set forth under section 5.1.1 of this Article 5, with the purchase of MassARRAY Kits, SEQUENOM grants GENAISSANCE a world-wide, non-exclusive, limited right, to use, without the right to permit third parties to use, the MassARRAY Kits, in conjunction with the MassARRAY System, for the defined Field of Use.

         5.1.1 The MassARRAY Kits provided under this Agreement may be used in performing SEQUENOM's proprietary MassEXTEND-TM- Methods and Processes claimed under Patent Rights including United States Patent Application Serial No. ********* and foreign equivalent Patent Rights. The pricing of the MassARRAY Kit set forth in sections 4.4 and 4.5 includes a prepaid royalty in consideration for which SEQUENOM grants GENAISSANCE a non-exclusive right without transfer or sublicense rights, under United States Patent Application Serial No. *********, foreign equivalent Patent Rights and SEQUENOM Know-How to use the MassARRAY Kits to perform SEQUENOM's proprietary MassEXTEND-TM- Methods and Processes, such right granted being limited to the number of Elements provided per MassARRAY Kit purchased, and such right granted being limited to use by GENAISSANCE for the defined Field of Use.

5.2      The purchase price and royalty terms agreed to under Article 4 and this
         Article 5 of this Agreement, are based upon the parties' mutual understanding of the limited rights and the limited Field of Use placed on GENAISSANCE's use of MassARRAY Products provided for under this Article. Any other uses of the MassARRAY Products, and any terms and conditions related thereto, must be agreed to, in writing, by the parties. With the exception of the rights granted under this Article 5, no other right or license is granted to GENAISSANCE either directly, indirectly, by implication, estoppel, or otherwise by SEQUENOM under this limited grant.

5.3 All MassARRAY Assays for Proprietary SNPs are hereby designated GENAISSANCE Confidential Information and SEQUENOM's use of such assays shall be limited as set forth in this section 5.3 and Article 11.

         5.3.1 For the avoidance of doubt, SEQUENOM may make, use, offer to sell and sell MassARRAY Assays for genotyping Proprietary SNPs PROVIDED THAT SEQUENOM validates such Assays independently of any GENAISSANCE Confidential Information as defined in section 11.1, PROVIDED THAT such Proprietary SNPs have lost their status as Confidential Information or never were Confidential Information and that such Assays do not infringe any issued claim under Patent Rights of GENAISSANCE or a HAP-TM- Marker Genotyping Collaborator.


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                                  CONFIDENTIAL

         5.3.2 Except as explicitly provided by section 5.3.1, the parties agree that section 5.3.1 does not grant to SEQUENOM any license to make, use, offer to sell or sell the MassARRAY Assays referenced in section 5.3.1 under any Patent Rights claiming such Assays and does not grant to SEQUENOM an exemption for liability for any damages provided under any patent protection associated with such Patent Rights.

         5.2.1 The parties agree that nothing in this Agreement, including any and all of the language in this Article 5, is intended to grant GENAISSANCE a license to perform SEQUENOM's proprietary MassEXTEND-TM- Methods and Processes, or to grant to GENAISSANCE a license to any Patent Rights of SEQUENOM, based solely upon the designation of MassARRAY Assays for Proprietary SNPs as "GENAISSANCE Confidential Information" (as set forth under section 5.3) or otherwise by implication under this Agreement. For the avoidance of doubt, and by way of example only, should this Agreement terminate or expire, while GENAISSANCE possesses and own the rights to the MassARRAY Assays (as defined in section 1.11) for Proprietary SNPs, GENAISSANCE does not possess, control, or own any interest in any Patent Rights of SEQUENOM, including any and all Patent Rights to SEQUENOM's proprietary MassEXTEND-TM- Methods and Processes. If MassARRAY Assays for Proprietary SNPs have utility outside the scope of SEQUENOM's Patent Rights, then GENAISSANCE is free to exploit such utility, however, MassARRAY Assays for Proprietary SNPs may not be used within the scope of any of SEQUENOM's Patent Rights unless, and only upon the condition that MassARRAY Assays for Proprietary SNPs are used with MassARRAY Products purchased from SEQUENOM and the written license agreement provisions of sections 5.1 and
                  5.1.1 are in effect between the parties and are complied with by GENAISSANCE.

5.4 All MassARRAY Assays for Non-proprietary SNPs are hereby designated SEQUENOM Confidential Information and GENAISSANCE's use of such Assays shall be limited as set forth in this section 5.4 and Article 11.

         5.4.1 By this Agreement, SEQUENOM grants to GENAISSANCE a world-wide, **********, non-exclusive license right, without the right to sublicense or transfer, to make and use MassARRAY Assays for Non-proprietary SNPs, only in the defined Field of Use and only with MassARRAY Products purchased from SEQUENOM.

         5.4.2 For the avoidance of doubt, the parties agree that GENAISSANCE is free to make, use, offer to sell and sell assays for genotyping Non-proprietary SNPs when GENAISSANCE designs and validates such assays independently of any SEQUENOM Confidential Information as defined in sections 5.4 and 11.1, PROVIDED THAT such assays do not infringe any issued claim under Patent Rights of SEQUENOM.


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         5.4.3    Except as explicitly provided by section 5.4.2, the parties agree that section 5.4.2 does not grant to GENAISSANCE any license to make, use, offer to sell or sell the assays referenced in section 5.4.2 under any Patent Rights claiming such assays and does not grant to GENAISSANCE an exemption for liability for any damages provided under any patent protection associated with such Patent Rights.

5.4 GENAISSANCE shall have sole ownership of all right, title and interest in all SNP Associations that are discovered by GENAISSANCE, or codiscovered by GENAISSANCE and a HAP-TM- Marker Genotyping Collaborator, using a MassARRAY Assay.

5.6 SEQUENOM represents and agrees that all employees or others acting on its behalf pursuant to this Agreement shall be obligated under a binding written agreement to assign to SEQUENOM all inventions made or conceived by such employee or other person.

5.7 GENAISSANCE represents and agrees that all employees or others acting on its behalf pursuant to this Agreement shall be obligated under a binding written agreement to assign to GENAISSANCE all inventions made or conceived by such employee or other person.

5.8 Except as provided under section 5.3.1, SEQUENOM agrees that it shall require a license or prior written permission from GENAISSANCE to use, market or sell MassARRAY Assays for Proprietary SNPs.

5.9 Except as otherwise expressly provided in this Agreement, under no circumstances shall a party hereto, as a result of this Agreement, obtain any ownership interest in or other right to any technology, know-how, patents, patent applications, data, products, or biological materials of the other party, including items owned, controlled or developed by the other party, or transferred by the other party to said party, at any time pursuant to this Agreement. Any compounds, technology or know-how derived, developed or acquired by either party independent of this Agreement or Confidential Information derived from this Agreement shall be the property of such party.

5.10 SEQUENOM recognizes that GENAISSANCE would like HAP-TM- Marker Genotyping Collaborators to have access to the MassARRAY Products that GENAISSANCE is provided with under this Agreement. SEQUENOM agrees that it will grant licenses to MassARRAY Products to HAP-TM-Marker Genotyping Collaborators on commercially reasonable terms. In addition, SEQUENOM agrees that it will grant to HAP-TM- Marker Genotyping Collaborators a ********** non-exclusive license to make and use MassARRAY Assays designed for GENAISSANCE by SEQUENOM for Non-proprietary SNPs, PROVIDED THAT such licenses shall be limited to the Field of Use defined herein and shall only be granted to those HAP-TM- Marker Genotyping Collaborators who have a license under a separate agreement with SEQUENOM to use MassARRAY Products. While the license grants referred to in this section 5.11 will not be unreasonably withheld by SEQUENOM, SEQUENOM does reserve the right to abstain from granting a license to any HAP-TM- Marker Genotyping Collaborator that is a


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         competitor of SEQUENOM or that is otherwise not appropriate for a license grant in the sound and reasonable business judgment of SEQUENOM.

5.11 The parties agree that a HAP-TM- Marker Genotyping Collaborator is a third-party beneficiary of the provisions of section 5.11 and shall have the right to enforce such provisions against SEQUENOM.


                       ARTICLE 6. INSPECTION/AUDIT RIGHTS

6.1 Upon the written request of SEQUENOM, GENAISSANCE shall permit an independent certified public accountant selected by SEQUENOM and acceptable to GENAISSANCE, which acceptance shall not be unreasonably withheld, to have access during normal business hours to such records of GENAISSANCE as may be reasonably necessary to verify GENAISSANCE's compliance with the terms of this Agreement, in respect of any fiscal year ending not more than twenty-four (24) months prior to the date of such request. SEQUENOM and GENAISSANCE shall use commercially reasonable efforts to schedule all such verifications within forty-five
         (45) days after SEQUENOM makes its written request. All such verifications shall be conducted not more than once in each calendar year. SEQUENOM agrees that all information subject to review under this section 6.1 or under any agreement with a HAP-TM- Marker Genotyping Collaborator is confidential and that SEQUENOM shall cause its independent certified public accountant to retain all such informatioN in confidence and to execute a written agreement indicating the same. SEQUENOM's independent certified public accountant shall only report to SEQUENOM that information directly relating to compliance with the terms of this Agreement and shall not disclose to SEQUENOM any other information of GENAISSANCE or its HAP-TM- Marker Genotyping Collaborators.

6.2 Upon the written request of GENAISSANCE, SEQUENOM shall permit an independent certified public accountant selected by GENAISSANCE and acceptable to SEQUENOM, which acceptance shall not be unreasonably withheld, to have access during normal business hours to such records of SEQUENOM as may be reasonably necessary to verify SEQUENOM's compliance with the terms of this Agreement, in respect of any fiscal year ending not more than twenty-four (24) months prior to the date of such request. SEQUENOM and GENAISSANCE shall use commercially reasonable efforts to schedule all such verifications within forty-five
         (45) days after GENAISSANCE makes its written request. All such verifications shall be conducted not more than once in each calendar year. GENAISSANCE agrees that all information subject to review under this section 6.2 is confidential and that GENAISSANCE shall cause its independent certified public accountant to retain all such information in confidence and to execute a written agreement indicating the same. GENAISSANCE's independent certified public accountant shall only report to GENAISSANCE that information directly relating to compliance with the terms of this Agreement and shall not disclose to GENAISSANCE any other information of SEQUENOM.


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                         ARTICLE 7. TERM AND TERMINATION

7.1. The term of this Agreement will be from the Effective Date and will continue for a period of three (3) years, unless terminated by a party or the parties under one of the provisions of this Article 7.

7.2. This Agreement shall terminate upon written notice by one party to the other party in the event the other party shall become insolvent, asks its creditors for a moratorium, files a bankruptcy petition, or suffers appointment of a temporary or permanent receiver, trustee, or custodian, for all or a substantial portion of its assets.

7.3. Either party may terminate this Agreement for default by the other party in performing any of its material obligations under this Agreement by notifying the other party in writing of such default and allowing the other party thirty (30) days within which to cure such default, unless the default is the failure to pay money, in which case the defaulting party shall have only ten (10) business days to cure such default after receiving written notice of non-payment. If such default is not cured within thirty (30) days from receipt of such notice of default (or ten (10) business days in the case of non-payment of money owed), the non-defaulting party may terminate this Agreement by written notice to the defaulting party.

7.4. GENAISSANCE may terminate this Agreement if, in its sole judgement, SEQUENOM has failed to make MassARRAY Products competitive pursuant to section 2.3, by providing SEQUENOM thirty (30) days written notice of such termination.

7.5. In addition to the other grounds set forth in this Article 7, GENAISSANCE may terminate this Agreement by providing SEQUENOM thirty
         (30) days written notice if GENAISSANCE reasonably believes that this Agreement is no longer consistent with GENAISSANCE's overall business strategy.

7.6. EFFECT OF EXPIRATION OR TERMINATION OF AGREEMENT. Within thirty (30) days after expiration or termination under this Article 7, each party shall return to the other party or destroy any and all Confidential Information provided by the other party pursuant to this Agreement according to section 11.3. GENAISSANCE shall have the right to use all MassARRAY Kits for which GENAISSANCE has paid and are in GENAISSANCE's possession at the time of termination, and the licenses granted GENAISSANCE pursuant to sections 5.1 and 5.1.1 shall continue until all such MassARRAY Kits are used. Except to the extent expressly provided to the contrary, the rights and obligations of the parties pursuant to Articles 6, 7, 11, and 12 and sections 5.3, 5.3.1, 5.3.2, 5.3.3, 5.4,
         5.4.1, 5.4.2, 5.4.3, 5.5, 5.6, 5.7, 5.8, 5.9, 14.3, 14.5, 14.6 and
         14.15 shall survive the expiration or termination of this Agreement. Any and all rights of SEQUENOM to payments accrued through expiration or termination as well as obligations of the parties under firm orders for purchase and delivery of MassARRAY Products at the time of such expiration or termination shall remain in effect, except that SEQUENOM will have no obligation to sell and deliver MassARRAY Products that have delivery dates more than three (3) months after the date of termination, and in the case of termination under sections 7.2 or


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                                  CONFIDENTIAL

         7.3, the terminating party has discretion in electing whether obligations under firm orders will remain in effect.

                     ARTICLE 8. INSTALLATION AND ACCEPTANCE

8.1 Installation of each MassARRAY System by SEQUENOM at a location designated by GENAISSANCE is included in the price under sections 4.1 and 4.2. SEQUENOM shall install each MassARRAY System in accordance with SEQUENOM's standard installation practice as defined in Appendices D and E hereto, or as amended in the future by mutual written agreement of the parties, and SEQUENOM will use commercially reasonable efforts to schedule and complete installation in a timely fashion. GENAISSANCE and SEQUENOM will cooperate with each other to coordinate the installation effort.

8.2 Installation shall be complete, and acceptance by GENAISSANCE shall occur, when the MassARRAY System passes SEQUENOM's standard installation and test procedures as defined in Appendices D and E hereto, or as amended in the future by mutual written agreement of the parties. In the event the MassARRAY System delivered will not pass SEQUENOM's standard installation and test procedures, SEQUENOM will use reasonable commercial efforts to make the necessary adjustments and/or to replace the MassARRAY System in whole or in part until the MassARRAY System performs as intended and passes such tests.

                               ARTICLE 9. TRAINING

9.1 Included in the price under sections 4.1 and 4.2, SEQUENOM will train designated GENAISSANCE employees in the installation, use, and routine maintenance of the MassARRAY Products in accord with SEQUENOM's standard training program as described in Appendices E and F hereto, or as amended in the future by mutual written agreement of the parties, and at a mutually convenient time for the parties. GENAISSANCE may request from time to time, due to additional instrument purchases, employee changes, increased use, or otherwise, additional training as the need arises. SEQUENOM will provide additional training according to a mutually convenient schedule and at a price to be mutually agreed that will reflect GENAISSANCE's *********************.

                    ARTICLE 10. REPRESENTATIONS AND WARRANTY

10.1 REPRESENTATIONS, WARRANTIES AND COVENANTS OF GENAISSANCE. GENAISSANCE represents and warrants to and covenants with SEQUENOM that:

                  (a) GENAISSANCE is a corporation duly organized, validly existing and in corporate good standing under the laws of Delaware;

                  (b) GENAISSANCE has the legal right, authority and power to enter into this Agreement;


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                  (c)      GENAISSANCE has taken all necessary action to
                           authorize the execution, delivery and performance of this Agreement;

                  (d) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of GENAISSANCE enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (e) the performance of its obligations under this Agreement will not conflict with its charter documents or result in a breach of any agreements, contracts or other arrangements to which it is a party; and

                  (f) GENAISSANCE will not during the term of this Agreement enter into any agreements, contracts or other arrangements that would be inconsistent with its obligations under this Agreement.

10.2 REPRESENTATIONS, WARRANTIES AND COVENANTS OF SEQUENOM. SEQUENOM represents and warrants to and covenants with GENAISSANCE that:

                  (a) SEQUENOM is a corporation duly organized, validly existing and in corporate good standing under the laws of Delaware;

                  (b) SEQUENOM has the legal right, authority and power to enter into this Agreement;

                  (c) SEQUENOM has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

                  (d) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of SEQUENOM enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (e) the performance of its obligations under this Agreement will not conflict with its charter documents or result in a breach of any agreements, contracts or other arrangements to which it is a party;

                  (f) to the best of SEQUENOM'S knowledge, GENAISSANCE's use of MassARRAY Products and practice of MassEXTEND-TM- Methods and Processes in accordance with the product information, notices, and instructions for use provided therewith, do not and will not infringe any issued patent or valid copyright of any third party that is issued or registered prior to the effective date of this Agreement, respectively; and


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                  (g)      SEQUENOM will not during the term of this Agreement
                           enter into any agreements, contracts or other arrangements that would be inconsistent with its obligations under this Agreement.

10.3 LIMITED WARRANTY RELATING TO MASSARRAY PRODUCTS. SEQUENOM warrants that the MassARRAY System will be free from defects in materials and workmanship and will conform to SEQUENOM's current specifications, or as amended in the future by mutual written agreement of the parties, and perform accordingly, from the time of installation and for a period of at least one (1) year thereafter, so long as the MassARRAY System remains unchanged and in the original condition supplied by SEQUENOM. SEQUENOM warrants that the MassARRAY Kits will be free from defects in materials and workmanship and will conform to SEQUENOM's specifications as defined in Appendix C hereto, or as amended in the future by mutual written agreement of the parties, and perform accordingly, for a period of at least two (2) months from the date of shipment, so long as the MassARRAY Kits are stored according to specifications as defined in Appendix C hereto, or as amended in the future by mutual written agreement of the parties, and remain unchanged and in the original condition supplied by SEQUENOM. The foregoing warranty does not include periodic maintenance or calibration recommended for some MassARRAY Products. This warranty does not apply to defects resulting from improper or inadequate maintenance or calibration by GENAISSANCE; defects resulting from hardware, software, interfacing, or supplies provided by parties other than SEQUENOM; defects resulting from unauthorized modification, maintenance, or repair, or improper use or operation outside of SEQUENOM's specifications for the MassARRAY Products or by personnel not authorized by SEQUENOM, and; defects resulting from abuse, negligence, accident, loss or damage in transit. In addition, this warranty does not apply to damage due to (1) environmental conditions at the site of installation; (2) operator failure to perform standard operating procedures and routine maintenance as prescribed in the operator manuals; (3) moving (by other than SEQUENOM authorized personnel) the MassARRAY System from its installed location; (4) exposure of the MassARRAY Products to Bio-Safety Level 3 or 4 (as defined by the United States Occupational Health and Safety Administration) agents; or (5) exposure to radioactivity.

         10.3.1 SEQUENOM's sole obligation and liability for any breach of the limited warranty set forth in section 10.3 shall be at SEQUENOM's sole discretion and option: (1) to replace the MassARRAY Products, in whole or in part, provided that GENAISSANCE notifies SEQUENOM of the defects, SEQUENOM directs GENAISSANCE to return the defective MassARRAY Products to SEQUENOM and GENAISSANCE returns the MassARRAY Products as directed, at SEQUENOM's expense or (2) to repair (and recalibrate as necessitated by repair) the MassARRAY Products in whole or in part. MassARRAY Products may not be returned to SEQUENOM under any circumstances without SEQUENOM's prior authorization. Except as provided in Article 12, SEQUENOM shall not be liable, to any extent whatsoever, for any damages resulting from or arising out of the use or performance of the MassARRAY Products provided under this Agreement, regardless of foreseeability or the form of the cause of action,


                                       18

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                  whether in contract, breach of warranty, tort (including
                  negligence, strict liability, or otherwise), and including but not limited to damages resulting from loss of data, loss of anticipated profits or revenue, or any special, direct, indirect, incidental or consequential damages.

         10.3.2 The limited warranty set forth in section 10.3 states GENAISSANCE's sole and exclusive remedy and SEQUENOM's sole and exclusive responsibility with respect to any alleged breach of this limited warranty. Except as provided in section 10.3, the MassARRAY Products are provided without warranty of any kind or nature. SEQUENOM does not warrant, guarantee, or make any representations regarding the use or the results of the use, of the MassARRAY Products in terms of correctness, accuracy, reliability, or otherwise. GENAISSANCE assumes the entire risk as to the results and performance of the MassARRAY Products. The foregoing warranty is exclusive and is made in lieu of and to the exclusion of any other warranties, whether oral or written, express or implied, direct, indirect, by estoppel or otherwise, or created by the Uniform Commercial Code or the usage in the industry or the course of dealings of the parties, as to any matter whatsoever, including but not limited to those concerning merchantability or fitness for a particular purpose.

                           ARTICLE 11. CONFIDENTIALITY

         11.1 For the purpose of this Agreement, Confidential Information means all information, data, and material, labeled or otherwise designated or identified as confidential by SEQUENOM or by GENAISSANCE or their Affiliates.

                  11.1.1 All information relating to SEQUENOM's MassARRAY Products including but not limited to, price, quantity, discount, delivery schedule, improvements, standard operating procedure documents, operation manuals, schematics, design specifications, manufacturing and related specifications, is hereby designated as SEQUENOM's Confidential Information. SEQUENOM agrees that it will, in writing, clearly identify as confidential, any and all information that it provides to GENAISSANCE that it considers to be the Confidential Information of SEQUENOM.

                  11.1.2 Any and all data generated by GENAISSANCE's use of MassARRAY Products is hereby designated as GENAISSANCE's Confidential Information. All information that GENAISSANCE has received from a third party under an obligation of confidentiality to the third party is also hereby designated as GENAISSANCE's Confidential Information. GENAISSANCE agrees that it will, in writing, clearly identify as confidential, any and all SNPs and any other information that it provides to SEQUENOM and that it considers to be the Confidential Information of GENAISSANCE.

         11.3 Each party may use the other party's Confidential Information only for the purpose of performing under this Agreement. For the avoidance of doubt, the parties agree that


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                  neither party shall include in its database of gene variation any information relating to a SNP that is the Confidential Information of the other party unless such information is derived independently of such Confidential Information. All Confidential Information remains the sole property of the disclosing party. Upon termination or expiration of this Agreement, all materials and all copies of all materials containing Confidential Information, including but not limited to papers, books, logs, correspondence and records, in any form, whether written, typed, electronic, videotape, audiotape, etc., shall be returned to the disclosing party within thirty (30) days of the termination or expiration of this Agreement, except that each party may retain a single copy of the other party's Confidential Information solely for the purpose of ensuring compliance under this Agreement and GENAISSANCE may retain and use a copy of Genolyzer-TM-Software for a period of ************** after termination of this Agreement SOLELY for the purpose of providing genotyping data that has been created under this Agreement while this Agreement was in effect, to a regulatory agency or to a HAP-TM- Marker Genotyping Collaborator. GENAISSANCE shall have the right to capture in any and all digital forms any type of data generated from its use of MassARRAY Products and Genolyzer-TM- Software during the term of this Agreement.

         11.4 Except as expressly provided herein, SEQUENOM and GENAISSANCE Affiliates, officers, employees, agents, consultants, and authorized representatives (a) shall hold in strict confidence all Confidential Information from the other party or any of its Affiliates, officers, employees, agents or representatives and (b) shall not distribute, disclose or disseminate such Confidential Information to any third party without the prior written approval of the other party (that is, the original disclosing party), PROVIDED, HOWEVER, that such approval will not be unreasonably withheld where the receiving party reasonably believes that disclosure of the other party's Confidential Information is reasonably necessary to obtain patents, authorization to conduct clinical trials, or regulatory approval, and PROVIDED THAT GENAISSANCE may, at its sole option and discretion, disclose to its HAP-TM- Marker Genotyping Collaborators only that SEQUENOM Confidential Information directly relating to MassARRAY Assays for Non-proprietary SNPs on condition that such Collaborators agree in writing to keep such information confidential to the same extent as GENAISSANCE is required to keep the Confidential Information confidential.

         11.5 For purposes of this section, information will not be considered to be Confidential Information of a party if the information:

                  (i) was lawfully in the receiving party's possession prior to disclosure under this Agreement and was not acquired directly or indirectly from the disclosing party; or

                  (ii) was, at the date of disclosure by the disclosing party, public knowledge; or subsequently becomes public knowledge other than through the failure of the receiving party to comply with its obligations of confidentiality under the terms of this Agreement; or

                                  CONFIDENTIAL

                  (iii) was or is acquired by the receiving party from any third party lawfully having possession of such information and who is not under an obligation of confidentiality to the disclosing party; or

                  (iv) was or becomes independently known by the receiving party without utilizing information provided by the disclosing party and wherein such independent knowledge is supported in contemporaneously written and dated documentation of the receiving party; or

                  (v) is required to be disclosed, retained, or maintained by either party, or by a HAP-TM- Marker Genotyping Collaborator, by applicable law or regulation or under the rules of any regulatory or governmental authority, PROVIDED HOWEVER that each party shall immediately notify the other party in writing of such required disclosure and must provide such notice at least thirty (30) days prior to the date when disclosure is proposed to take place, and provided that the party or third party required to make disclosure shall use its best efforts to secure confidential treatment of any such information required to be disclosed.

         11.6 The parties hereto understand and agree that remedies at law may be inadequate to protect against any breach of any of the provisions of this Article 11 by either party or their employees, agents, officers or directors or any other person acting in concert with it or on its behalf. Accordingly, each party shall be entitled to the granting of injunctive relief by a court of competent jurisdiction against any action that constitutes any such breach of this Article 11.

         11.7 Either party may publish or present data and/or results generated under this Agreement, PROVIDED THAT, the proposed disclosure shall be subject to the prior review by the other party solely to determine (i) whether the proposed disclosure contains the Confidential Information of the other party, (ii) whether the information contained in the proposed disclosure should be the subject of a patent application prior to such disclosure or (iii) whether the disclosure would be adverse to the business interests of the other party. Each party shall provide the other party with the opportunity to review any proposed abstract, manuscript or presentation by delivering a copy thereof to the other party no less than thirty (30) days before its intended submission for publication or presentation. The other party shall have thirty (30) days from its receipt of any such abstract, manuscript or presentation in which to notify the party in writing of any specific objections to the disclosure. In the event a party objects to the disclosure, the other party agrees not to submit the publication or make the presentation containing the objected-to information until the party is given a reasonable additional period of time (not to exceed an additional thirty
                  (30) days) to seek patent protection for any material in the disclosure which it believes is patentable or, in the case of Confidential Information, to allow the party to delete any Confidential Information of the other party from the proposed disclosure. Each party agrees to delete from the proposed disclosure any Confidential Information or information that would be adverse to the business interests of the other party upon request.

                                  CONFIDENTIAL

         11.8 Except as provided in section 11.3, the provisions of Article 11 shall survive any termination or expiration of this Agreement and continue in force for a period of ten (10) years following the effective date of any such termination or expiration.


                           ARTICLE 12. INDEMNIFICATION

         12.1 In the event of an accusation, claim or lawsuit brought by a third party for infringement of a patent, copyright, or other proprietary right of a third party, based upon GENAISSANCE's use of the MassARRAY Products and performance of MassEXTEND-TM- Methods and Processes in accordance with the product information, notices, and instructions for use provided therewith, SEQUENOM shall use its best efforts to procure for GENAISSANCE the right to continue such use, or if unable to procure such continued use, then SEQUENOM shall use its best efforts to provide a substitute, non-infringing product which provides substantially the same results. In any event, SEQUENOM shall defend the accusation, claim or lawsuit and indemnify GENAISSANCE for any damages which may be awarded, PROVIDED THAT GENAISSANCE (1) provide prompt written notice of the accusation, claim or lawsuit to SEQUENOM; (2) authorize and provide SEQUENOM with complete control of the defense of the accusation, claim or lawsuit and any and all settlements, negotiations, compromises, and discussions thereof; (3) cooperate fully with SEQUENOM and provide SEQUENOM with such reasonable assistance, as SEQUENOM may request in the defense of such accusation, claim or lawsuit; and (4) make no statements or admissions directly or indirectly related to the MassARRAY Products or intellectual property related to the accusation, claim, or lawsuit, or the merits or lack of merit of any accusation, claim, or lawsuit, without the express written permission of SEQUENOM. Nothing in this provision shall be construed to prevent GENAISSANCE from participating in (but not controlling) the defense of any such action, with its counsel and at its own expense.

         12.2 GENAISSANCE IS HEREBY PUT ON NOTICE THAT SEQUENOM'S MASSARRAY PRODUCTS HAVE NOT BEEN SUBJECTED TO REGULATORY REVIEW OR APPROVED BY THE FEDERAL FOOD AND DRUG ADMINISTRATION OR ANY OTHER UNITED STATES GOVERNMENTAL AGENCY OR ENTITY, UNDER ANY STATUTE, FOR ANY PURPOSE, RESEARCH, COMMERCIAL, OR OTHERWISE.

                               ARTICLE 13. NOTICES

         13.1 All notices and requests required or authorized hereunder shall be given in writing either by personal delivery; by registered or certified mail, return receipt requested; or by confirmed facsimile followed by first class mail or express delivery. Such notice shall be deemed to have been given upon such date that it is so personally delivered; the date three
                  (3) days after it is deposited in the mail; or the date the same is received by the receiving party's fax machine, irrespective of the date appearing therein.

                                  CONFIDENTIAL




                  If to GENAISSANCE:                                   If to SEQUENOM:
                  GENAISSANCE PHARMACEUTICALS, Inc.                    SEQUENOM, Inc.
                  Attention: Gerald F. Vovis, Ph.D.                    Attention: President and CEO
                  Five Science Park                                    11555 Sorrento Valley Road
                  New Haven, CT 06511                                  San Diego, CA 92121-1331
                  Tel: (203) 773-1450                                  Tel: (858) 350-0345
                  Fax: (203) 562-9377                                  Fax: (858) 350-0344

                  and a copy to:                                       and a copy to:

                  GENAISSANCE PHARMACEUTICALS, Inc.                    SEQUENOM, Inc.
                  Attention: Melodie W. Henderson                      Attention: Corporate Counsel
                  Five Science Park                                    11555 Sorrento Valley Road
                  New Haven, CT 06511                                  San Diego, CA 92121-1331
                  Tel: (203) 773-1450                                  Tel: (858) 350-0345
                  Fax: (203) 562-9377                                  Fax: (858) 350-0344


                               ARTICLE 14. GENERAL

         14.1 FORCE MAJEURE. Except with respect to the payment of money, neither party shall be liable for any failure or delay in its performance under this Agreement due to causes, including, but not limited to, acts of God, acts of civil or military authority, fires, epidemics, floods, earthquakes, riots, wars, sabotage, labor shortages or disputes, and governmental actions, which are beyond its reasonable control; provided that the delayed party: (i) gives the other party written notice of such cause and (ii) uses its reasonable efforts to correct such failure or delay in its performance. The delayed party's time for performance or cure under this section 14.1 shall be extended for a period equal to the duration of the cause.

         14.2 RELATIONSHIP OF PARTIES. The parties to this Agreement are independent contractors. Neither party nor their respective Affiliates, employees, consultants, contractors or agents, are Affiliates, agents, employees, joint ventures of the other, nor do they have any authority to bind the other by contract or otherwise to any obligation. Neither party will represent anything to the contrary, either expressly, implicitly, by appearance or otherwise.

         14.3 ASSIGNMENT. The parties may not assign this Agreement in whole or in part without the consent of the other, except if such assignment occurs in connection with the sale or transfer of all or substantially all of the assets of a party to which the subject matter of this Agreement pertains. Notwithstanding the foregoing, any party may assign its rights (but not its obligations) pursuant to this Agreement in whole or in part to an Affiliate of such party.

         14.4 SUCCESSORS IN INTEREST. Subject to section 14.3, the rights and liabilities of the parties hereto will bind and inure to the benefit of their respective successors, executors and administrators, as the case may be.

                                  CONFIDENTIAL

         14.5 APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of Delaware, U.S.A., exclusive of its conflicts of law rules. Any litigation between the parties relating to this Agreement shall take place in Delaware and the parties consent to the personal jurisdiction of and venue in the state and federal courts within Delaware.

         14.6 DISPUTE RESOLUTION. The parties hereby agree that they will attempt in good faith to resolve any controversy or claim arising out of or relating to this Agreement promptly by negotiations. If a controversy or claim should arise hereunder, the matter shall be referred to an individual designated by the Chief Executive Officer (or the equivalent position) of GENAISSANCE and an individual designated by the President (or the equivalent position) of SEQUENOM (the "Representatives"). If the matter has not been resolved within thirty (30) days of the first meeting of the Representatives of the parties (which period may be extended by mutual agreement) concerning such matter, either party may bring suit in an appropriate state or federal court. Nothing herein shall preclude the parties from agreeing to binding arbitration at a location and under rules agreed to by each party.

         14.7 SEVERABILITY. If for any reason a court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision of the Agreement shall be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement shall continue in full force and effect.

         14.8 NO WAIVER. Failure by either party to enforce any term, provision, or condition of this Agreement shall not be deemed a waiver of future enforcement of that or any other term, provision, or condition. No waiver of a term, provision, or condition of this Agreement in any one or more instances, whether by context, implication, express, or otherwise, shall be construed to be a further or continuing waiver of such term, provision, or condition.

         14.9 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which will constitute but one and the same instrument.

         14.10 FACSIMILE COPIES. For purposes of this Agreement, a signed facsimile copy shall have the same force and effect as an original signed Agreement.

         14.11 COMPLETE AGREEMENT. This Agreement, including all Appendices, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter. No amendment to or modification of this Agreement shall be binding unless in writing and signed by a duly authorized representative of both parties.

                                  CONFIDENTIAL

         14.12 THIRD PARTY BENEFICIARIES. Except as specifically set forth herein, no third party beneficiary rights are conferred or are intended to be conferred by this Agreement.

         14.13 HEADINGS. Headings in this Agreement are for convenience only, and shall not be used to and shall not affect the meaning or interpretation of this Agreement.

         14.14 CONSTRUCTION. This Agreement shall not be strictly construed against any party hereto, regardless of which party, or how much a party, contributed to the drafting of the Agreement.

         14.15 PUBLIC ANNOUNCEMENTS. Any announcements or similar publicity with respect to the execution of this Agreement shall be agreed upon among the parties in advance of such announcement. The parties understand that this Agreement is likely to be of significant interest to investors, analysts and others, and that any of the parties therefore may make such public announcements with respect thereto, provided that the disclosing party has complied with the conditions of this section 14.15. The parties agree that any such announcement will not contain confidential business or technical information and, if disclosure of confidential business or technical information is required by law or regulation, the disclosing party will use its best efforts to minimize such disclosure and obtain confidential treatment for any such information which is disclosed to a governmental agency or group. Each party agrees to provide to the other party a copy of any public announcement as soon as reasonably practicable under the circumstances prior to its scheduled release. Each party shall provide the other with an advance copy of any press release at least ten (10) business days prior to the scheduled disclosure. Each party shall have the right to expeditiously review and recommend changes to any announcement regarding this Agreement or the subject matter of this Agreement. Except as otherwise required by law, the party whose press release has been reviewed shall remove any information the reviewing party reasonably deems to be inappropriate for disclosure.

         14.16 CONFLICTS. In the event that a conflict arises between this Agreement and any work order, purchase order, billing statement, or invoice related to the purchase of and right to use MassARRAY-TM- Products, this Agreement will govern and the conflicting terms, provisions, and conditions of any such other documents shall be deemed nonexistent, and shall not be binding upon either party.

                                  CONFIDENTIAL

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first indicated above.


GENAISSANCE                                  SEQUENOM, Inc.
PHARMACEUTICALS, Inc.


By:      /s/ Gerald F. Vovis                 By:        /s/ Toni Schuh
   --------------------------------             -------------------------------
   Name: Gerald F. Vovis, Ph.D.                 Name: Toni Schuh
   Title: Senior Vice-President of Genomics     Title: Executive Vice-President
   Date:  3 May 2000                             Date:  4 May 2000
         ------------                                  ------------

                                                                    CONFIDENTIAL

                                   APPENDIX A

                               MassARRAY-TM- System

High-speed SpectroSCAN-TM- array mass spectrometer for separation, detection and characterization of the analyte molecules from a miniaturized array; configured with:

      -  a 10-chip SCOUT MALDI target
      -  high precision x/y positioning stage (4 m/step)
      -  low maintenance N(2) UV laser (10Hz) for sample ionization
      -  gridless pulsed ion extraction
      -  125 cm linear TOF analyzer with gated detector
      -  fuzzy logic feedback control
      -  2 GHz digitizer for high-accuracy data acquisition
      -  Workstation, post processing software

SpectroJET-TM-, 4-Channel, v1.1, dispenser for nanoliter sample transfer, equipped with:

      -  SPIP Micropump with 800 nl chamber volume
      -  droplet volume range of 0.5-2 nl
      -  CV (less than) 2% dispensing precision of the pump
      -  0.1 mm precision of x/y positioning stage
      -  maximum speed of 41.9 cm/sec
      -  PC, controller software

Automated Multipipettor including:

      -  96-channel automated pipettor
      -  pipetting volume range of 2-200 l
      -  magnetic lifter for bead separation
      -  six position workdeck
      -  PC, controller software

Biomass Workstation for data management and interpretation

      -  Workstation (hardware)
      -  Genolyzer-TM- software
      -  Oracle database

                                                                    CONFIDENTIAL

                                   APPENDIX B

                                 MassARRAY-TM- Kit

-------------------------------------------------------------------------------------------------------------------
                           Storage
     Kit Package            DEG.             Components                          Quantity            Dilutions
                            Temp.
-------------------------------------------------------------------------------------------------------------------


Reaction                    2-8 DEG. C
Components B                                   Beads                                16 mL               none
                                               Binding Buffer                       60 mL               1:3 &
                                               Denaturation Solution                60 mL             undiluted
                                               Wash & Conditioning Buffer         2 x 60 mL             1:10
                                               Recovery Solution                    60 mL               1:10
                                                                                                        1:10
-------------------------------------------------------------------------------------------------------------------
SpectroCHIP-TM- Pack      15-25 DEG. C         384-D SpectroCHIP-TM-                  10                 n/a
                                               (96-D Spectro CHIP-TM- will be
                                               supplied until 384-D available)
-------------------------------------------------------------------------------------------------------------------


                                                                    CONFIDENTIAL

                                                             KIT COMPOSITION
         INVENTORY ITEMS     BASIC KIT               KIT COMPOSITION     GENOMICS         R&D
----------------------------------------------------------------------------------------------------------------------
                    Basic Kit Composition (MFGLST00002, R00)
---------------------- ------------- -------------------------------------------- -------------- -------------- ------
     COMPONENTS          QUANTITY                    FORMULATION                    SHIPPING        STORAGE       CO
                                                                                   CONDITIONS     CONDITIONS
---------------------- ------------- -------------------------------------------- -------------- -------------- ------
Probe Enzyme              3840 U     Thermosequenase (32U/ul)                         Cold       Frozen(-20C)   10u
                                                                                                                20%
                                                                                                                due
                                                                                                                diffi
---------------------- ------------- -------------------------------------------- -------------- -------------- ------
PROBE Mix 1               2.0 ml     10X Buffer, 0.5mM ddATP, 0.5mM ddCTP, 0.5        Cold       Frozen (-20C)
                                     mM dGTP, 0.5mM dTTP
---------------------- ------------- -------------------------------------------- -------------- -------------- ------
PROBE Mix 2               2.0 ml     10X Buffer, 0.5mM ddATP, 0.5mM ddGTP,            Cold       Frozen (-20C)
                                     0.5mM dCTP, 0.5mM dTTP
---------------------- ------------- -------------------------------------------- -------------- -------------- ------
PROBE Mix 3               2.0 ml     10X Buffer, 0.5mM ddATP, 0.5mM ddTTP,            Cold       Frozen (-20C)
                                     0.5mM dCTP, 0.5mM dGTP
---------------------- ------------- -------------------------------------------- -------------- -------------- ------
PROBE Mix 4               2.0 ml     10X Buffer, 0.5mM ddCTP, 0.5mM ddGTP,            Cold       Frozen (-20C)
                                     0.5mM dATP, 0.5mM dTTP
---------------------- ------------- -------------------------------------------- -------------- -------------- ------
PROBE Mix 5               2.0 ml     10X Buffer, 0.5mM ddCTP, 0.5mM ddTTP,            Cold       Frozen (-20C)
                                     0.5mM dATP, 0.5mM dGTP
---------------------- ------------- -------------------------------------------- -------------- -------------- ------
PROBE Mix 6               2.0 ml     10X Buffer, 0.5mM ddGTP, 0.5mM ddTTP,            Cold       Frozen (-20C)
                                     0.5mM dATP, 0.5mM dCTP
---------------------- ------------- -------------------------------------------- -------------- -------------- ------
SpectroChips                10       TF1, 96well, 0.8 um pad height                 Room Temp    Room Temp
---------------------- ------------- -------------------------------------------- -------------- -------------- ------
Matrix                 pre-applied   70/10/10 3-HPA, Acetonitrile, Ammonium            n/a       n/a
                                     Citrate
---------------------- ------------- -------------------------------------------- -------------- -------------- ------
Magnetic Beads            16 ml      Dynal Beads, d=2.8um                           Room Temp    Cold (2-8C)
---------------------- ------------- -------------------------------------------- -------------- -------------- ------
Binding Buffer            60 ml      3M NaC1, 15mM Tris-HCI pH7.5, 1.5mM EDTA       Room Temp    Cold (2-8C)
                                     (3X)
---------------------- ------------- -------------------------------------------- -------------- -------------- ------
Denaturation Buffer       60 ml      1N NaOH (10x concentrate)                      Room Temp    Cold (2-8C)
---------------------- ------------- -------------------------------------------- -------------- -------------- ------
Wash & Conditioning     2 x 60 ml    100mM Tris-HCI pH=8.0 (10x concentrate)        Room Temp    Cold (2-8C)
Buffer
---------------------- ------------- -------------------------------------------- -------------- -------------- ------
Recovery Solution         60 ml      0.5M NH40H (10x concentrate)                   Room Temp    Cold (2-8C)
---------------------- ------------- -------------------------------------------- -------------- -------------- ------
Positive Control -        25 ul      25uM PCR Primer PC-F, 10uM PCR Primer            Cold       Frozen (-20C)  25r
PCR Primers                          PC-R-bio, 1X TE Buffer
---------------------- ------------- -------------------------------------------- -------------- -------------- ------
Positive Control -        50 ul      10uM PROBE Primer PC-P, 1X TE Buffer             Cold       Frozen (-20C)  25 20p
PROBE Primer
---------------------- ------------- -------------------------------------------- -------------- -------------- ------
Calibrant                 125 ul     0.3uM Oligo standard 17, 1.0uM Oligo             Cold       Frozen (-20C)  25
                                     standard 28, 1.0uM Oligo standard 33                                       5ul/
---------------------- ------------- -------------------------------------------- -------------- -------------- ------

                    *CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
            SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                                                    CONFIDENTIAL


                                   APPENDIX C


                                      *****

                    *CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
            SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                                                    CONFIDENTIAL


                                   APPENDIX D


                                      *****

                    *CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
            SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                                                    CONFIDENTIAL


                                   APPENDIX E


                                      *****

                    *CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
            SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                                                    CONFIDENTIAL


                                   APPENDIX F


                                      *****

                    *CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
            SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                                                    CONFIDENTIAL


                                   APPENDIX G


                                                PURCHASE ORDER NO.         15975
                                                                           -----
SHIP TO:
Genaissance Pharmaceuticals, Inc.
Five Science Park
New Haven, CT 06511
(203) 773-1450

BILL TO:
Finova Capital Corporation
Attn: Barbara Sullivan
10 Waterside Drive
Farmington, CT 06032-3065
860-674-7503

                                                          Req. By: K. NANDABALAN
Date:             01/26/00                         Approved By:
         ---------------------------                             ---------------
To:               SEQUENOM
         ---------------------------
Phone:     (978) 371-9830 EXT 17     Daniel Little, Ph.D.
         ---------------------------
Fax:       (978) 371-9644
         ---------------------------


  ACCT #     JOB DESC.   QTY.   PART #                 DESCRIPTION                 UNIT PRICE      TOTAL
  -------------------------------------------------------------------------------------------------------
                          **    SYSTEM              MassArray System                **********   ********
  -------------------------------------------------------------------------------------------------------
                                                                                                     0.00
  -------------------------------------------------------------------------------------------------------
                                             ANY UPGRADES TO ANY OF THE COMPONENTS                   0.00
                                             ARE TO BE MADE ONSITE BY SEQUENOM AS                    0.00
                                             SOON AS THESE UPGRADES ARE AVAILABLE                    0.00
  -------------------------------------------------------------------------------------------------------
                                                                                                     0.00
  -------------------------------------------------------------------------------------------------------
                                                                                                     0.00
  -------------------------------------------------------------------------------------------------------
                                                                                                     0.00
  -------------------------------------------------------------------------------------------------------
                                                                                                     0.00
  -------------------------------------------------------------------------------------------------------
                                                                                                     0.00
  -------------------------------------------------------------------------------------------------------
                                                                                                     0.00
  -------------------------------------------------------------------------------------------------------
                                                                                                     0.00
  -------------------------------------------------------------------------------------------------------
                                                                                                     0.00
  -------------------------------------------------------------------------------------------------------
                                                                                                     0.00
  -------------------------------------------------------------------------------------------------------
                                                                                                     0.00
  -------------------------------------------------------------------------------------------------------
                                                                                                     0.00
  -------------------------------------------------------------------------------------------------------
                                                                                                     0.00
  -------------------------------------------------------------------------------------------------------
                                                                                                     0.00
  -------------------------------------------------------------------------------------------------------
                                                                        TOTAL                      ******
  -------------------------------------------------------------------------------------------------------


Reference/Order No.                                                   Date: _____________________________
                                                                      With: _____________________________

                                                         Expected Delivery: _____________________________
  -------------------------------------------------------------------------------------------------------


                              [SEQUENOM LETTERHEAD]


                                                                January 24, 2000

Dr. Krishnan Nandabalan
Genaissance Pharmaceuticals
Five Science Park
New Haven, CT  06511
(203) 773-1450 x3045


Dear Krishnan,

         Please find to follow a proposal for a MassArray-TM- system for initial experiments and assay validation at Genaissance. If the proposal is accepted by the end of January we can guarantee the requested accelerated (4 weeks from order placement) delivery.

         We have included in this quotation the Spectroscan-TM- Biflex (developed with our partner Bruker Daltonics) as the mass spectrometer. While we are progressing on the development and validation of the Spectroscan Voyager (developed with our partner Perkin Elmer), we cannot offer this as part of a validated system within the next month. We will of course introduce you to both mass spectrometers preceding the establishment of the multi-system core genotyping facility at Genaissance later this year. Likewise, we will in this timeframe give demonstration of the high-throughput sample processing station capable of processing more than 25 384-well microtiter plates per day, which is a product of our collaboration with the lab automation division of Beckman Instruments.

         Please do not hesitate to contact me by phone, fax, or email if there are any questions.

                                             Best regards,

                                                  /s/ Daniel P. Little
                                             -------------------------------
                                             Daniel P. Little, Ph.D.
                                             Director, East Coast Operations

                                                                    CONFIDENTIAL

                                    PROPOSAL

                                 By and between

                                  SEQUENOM INC.
           1-555 Sorrento Valley Road, San Diego, CA 92121-1331, USA,
                     --Hereinafter referred to as SEQUENOM--

                                       and

                                   GENAISSANCE
                    --Hereinafter referred to as GENAISSANCE--

     PROPOSAL

     SEQUENOM is pleased to provide the GENAISSANCE with a non-binding proposal for a MassArray-TM- System ("SYSTEM") which incorporates the following components:

     - High-speed SpectroSCAN Biflex array mass spectrometer for separation, detection and characterization of the analyte molecules from a miniaturized array; configured with:

          -    a 10-chip MALDI target
          -    high precision x/y positioning stage (4 (muon)m/step)
          -    low maintenance N(2) UV laser (10Hz) for sample ionization
          -    High speed digitizer for high-accuracy data acquisition
          -    Data acquisition workstation

     - SpectroJET, 4-Channel, v1.1, dispenser for nanoliter sample transfer (from microtiter plate to Spectrochip); equipped with:

          -    Micropump
          -    droplet volume range of 0.5-2 nl
          -    CV (less than) 2% dispensing precision of the pump
          -    0.1 mm precision of x/y positioning stage
          -    PC, controller software

     -    SpectroPREP Automated Multipipettor including:

          -    96-channel automated pipettor
          -    pipetting volume range of 2-200 (muon)
          -    magnetic lifter for solid support (bead) manipulation
          -    six position workdeck
          -    PC, controller software

                    *CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
            SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                                                    CONFIDENTIAL


     -    Data management and interpretation tools

          -    Workstation (hardware)
          -    SpectroTYPER software
          -    Oracle database

     TERMS AND CONDITIONS

     1.   Price for SYSTEM $********** (************************************ US
          Dollars).

     2. This is a non-binding quotation for the products and services printed above.

     3.   Proposal pricing valid for sixty (60) days after issue.

     4. Upon acceptance of this Proposal, both parties will enter into an Agreement outlining the terms and conditions as mutually agreed upon.

     5. Terms of the strategic alliance agreement under discussion between Genaissance and Sequenom will take precedence over those outlined here, upon singing of said strategic alliance agreement.

     6. All product and software licenses are valid only when used with authorized SEQUENOM consumables.

     7. Delivery Date: 4-weeks after the order is placed; order must be placed by January 31, 2000 to guarantee the accelerated delivery schedule. Valid for this proposal only.

     SEQUENOM warrants that the SYSTEM conforms to specifications and performs as specified for a period of six (6) months beginning on the date of the first test result provided by SYSTEM after it is installed at GENAISSANCE by SEQUENOM. Genaissance may, at its discretion, purchase an annual service and maintenance agreement from SEQUENOM. The service and maintenance price will depend on the system configuration GENAISSANCE purchases.

                    *CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
            SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


Genaissance Pharmaceuticals
Confidential and Proprietary


                                   APPENDIX H


                                      *****


                                      H-1